BWX Technologies Reports Second Quarter 2026 Results
•2Q26 revenues of $901.6 million
•2Q26 net income of $89.1 million, adjusted EBITDA(1) of $155.5 million
•2Q26 diluted GAAP EPS of $0.97, non-GAAP(1) EPS of $1.07
•Announced the sale of the medical business, enabling increased focus on core nuclear national defense and commercial nuclear power markets
•Closed the acquisition of Precision Components Group, LLC (PCG) on July 1, 2026, establishing a U.S. footprint for commercial nuclear component manufacturing
•Raising adjusted EBITDA(1) guidance to $662 million-$672 million, non-GAAP EPS(1) guidance to $4.70-$4.80, and free cash flow(1) guidance to $345 million-$360 million

(LYNCHBURG, Va. - Aug. 3, 2026) BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported second quarter 2026 results. A reconciliation of non-GAAP results is detailed in Exhibit 1.

“We had strong second quarter 2026 results that were ahead of our expectations,” said Rex. D. Geveden, president and chief executive officer. “Once again we saw strong execution across our business, high growth in Commercial Operations, and good free cash flow generation.”

“Demand for new nuclear solutions is remarkably deep and broad, complementing our strong and growing base of highly predictable revenue streams in our Government and Commercial segments,” continued Geveden. “In line with our strategy to bolster BWXT’s competitive positioning in the nuclear national security and commercial nuclear power markets, the announced sale of our medical business enables us to increase focus and resources in these core business lines. This strategy is already in action through our commercial manufacturing expansion in the U.S. and ongoing investments to drive capacity and modernization across our manufacturing footprint.”

“Reflecting our strong first half performance, contribution from the recently completed PCG acquisition, and confidence in our execution over the remainder of the year, we are raising our 2026 financial guidance,” said Geveden. “We now anticipate adjusted EBITDA of $662 million-$672 million, non-GAAP EPS of $4.70-$4.80, and $345 million-$360 million of free cash flow.”

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended June 30,
	2026	2025	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$601.3	$589.0	$12.3	2%
Commercial Operations	$302.5	$176.1	$126.4	72%
Consolidated	$901.6	$764.0	$137.6	18%
Operating Income
Government Operations	$105.7	$109.4	$(3.7)	(3)%
Commercial Operations	$24.3	$6.9	$17.5	254%
Unallocated Corporate (Expense)	$(15.9)	$(13.9)	$(2.0)	14%
Consolidated	$114.1	$102.4	$11.7	11%
Consolidated non-GAAP(1)	$126.6	$121.1	$5.5	5%
EPS (Diluted)
GAAP	$0.97	$0.85	$0.12	14%
Non-GAAP(1)	$1.07	$1.02	$0.05	5%
Net Income
GAAP	$89.1	$78.5	$10.6	14%
Non-GAAP(1)	$98.6	$93.2	$5.5	6%
Adjusted EBITDA(1)
Government Operations	$126.5	$133.0	$(6.5)	(5)%
Commercial Operations	$36.1	$16.2	$20.0	123%
Unallocated Corporate	$(7.1)	$(3.3)	$(3.8)	116%
Consolidated	$155.5	$145.9	$9.6	7%
Cash Flows
Operating Cash Flow(2)	$156.4	$159.0	$(2.6)	(2)%
Capital Expenditures(2)	$41.4	$32.7	$8.7	27%
Free Cash Flow(1)	$115.0	$126.3	$(11.3)	(9)%
Dividends Paid(2)	$24.7	$23.1	$1.5	6%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
Second quarter revenue increased in both operating segments. The Government Operations increase was driven by growth in naval propulsion and special materials, partially offset lower advanced nuclear volumes. The Commercial Operations increase was driven by growth in commercial nuclear components, field services, fuel handling, medical, and contribution from Kinectrics, partially offset by slightly lower fuel revenue.

Operating Income and Adjusted EBITDA(1)
Second quarter GAAP operating income increased primarily due to growth in Commercial Operations, partially offset by lower Government Operations and higher corporate expense.

Second quarter non-GAAP(1) operating income increased driven by growth in Commercial Operations, partially offset by lower Government Operations and higher corporate expense. The Commercial Operations increase was driven by higher revenue and solid operational performance, partially offset by
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

SG&A investment to support growth. The decrease in Government Operations was driven by higher positive contract adjustments in the same quarter last year and less favorable mix, partially offset by higher technical services equity income.

Second quarter adjusted EBITDA(1) increased due to higher non-GAAP(1) operating income as discussed above.

EPS
Second quarter GAAP and non-GAAP(1) EPS increased as higher operating income and lower interest expense were partially offset by lower other income and a higher tax rate.

Cash Flows
Second quarter operating cash flow was modestly lower as higher net income, an increase in advanced billings, and good working capital management were offset by timing of income tax payments. Capital expenditures increased mainly due to timing of various growth projects, primarily in Commercial Operations.

Dividend
BWXT paid $24.7 million, or $0.27 per common share, to shareholders in the second quarter of 2026. On July 31, 2026, the BWXT Board of Directors declared a quarterly cash dividend of $0.27 per common share payable on September 4, 2026, to shareholders of record on August 18, 2026.
2026 Guidance
BWXT raised its 2026 guidance for revenue, adjusted EBITDA, non-GAAP EPS(1), and free cash flow(1). 2026 guidance includes contribution from the Precision Components Group, LLC acquisition, which closed on July 1, 2026.

(In millions, except per share amounts)	Year Ended	Year Ending	Year Ending
	December 31, 2025	December 31, 2026	December 31, 2026
	Results	Current Guidance	Prior Guidance
Revenue	$3,198	~$3,800	>$3,750
Adjusted EBITDA(1)	$574	$662 - $672	$650 - $665
Non-GAAP(1) Earnings Per Share	$4.01	$4.70 - $4.80	$4.60 - $4.75
Free Cash Flow(1)	$295	$345 - $360	$315 - $330
Additional information can be found in the second quarter 2026 earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss Second Quarter 2026 Results
Date: Monday, August 3, 2026, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/2Q2026-release.
BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, non-GAAP EPS, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.

Non-GAAP Earnings Per Share (EPS) is calculated using GAAP EPS less the non-operational tax effected per share impact of pension & OPEB mark-to-market gains or losses and other one-time items, such as restructuring, transformation, acquisition-related costs, and acquisition-related amortization.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:
Restructuring and Transformation Costs: Restructuring and transformation costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.
Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with due diligence activities and efforts to integrate the acquired business with our legacy operations.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2026 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness of nuclear products and services; capital priorities of power
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2025 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. A U.S.-based company with more than 11,000 employees, BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, nuclear medicine, space exploration and environmental restoration. BWXT owns and operates 19 manufacturing facilities globally, and its 14 strategic partnerships support the U.S. and Canadian governments at more than two dozen additional locations.

For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		John Dobken
Vice President, Investor Relations		Senior Manager, Media & Public Relations
980-365-4300	Investors@bwxt.com	202-428-6913	jcdobken@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended June 30, 2026
	GAAP	Restructuring & Transformation Costs	Acquisition-Related Costs	Acquisition-Related Amortization	Non-GAAP

Government Operations Operating Income	$105.7	$—	$—	$1.1	$106.8
Commercial Operations Operating Income	$24.3	$2.1	$0.8	$1.5	$28.7
Unallocated Corporate Operating Income	$(15.9)	$4.1	$2.9	$—	$(8.9)
Operating Income	$114.1	$6.2	$3.7	$2.5	$126.5
Other - net	(0.5)	—	—	—	(0.5)
Income Before Provision for Income Taxes	113.6	6.2	3.7	2.5	126.1
Provision for Income Taxes	(24.5)	(1.5)	(0.9)	(0.6)	(27.5)
Net Income	89.1	4.8	2.9	1.9	98.6
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$89.0	$4.8	$2.9	$1.9	$98.5

Diluted Shares Outstanding	92.0				92.0
Diluted Earnings per Common Share	$0.97	$0.05	$0.03	$0.02	$1.07
Effective Tax Rate	21.6%				21.8%

Three Months Ended June 30, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-Related Costs	Acquisition-Related Amortization	Non-GAAP

Government Operations Operating Income	$109.4	$0.9	$3.5	$1.8	$115.6
Commercial Operations Operating Income	$6.9	$1.0	$2.1	$0.7	$10.6
Unallocated Corporate Operating Income	$(13.9)	$7.1	$1.7	$—	$(5.1)
Operating Income	$102.4	$9.0	$7.2	$2.5	$121.1
Other Income (Expense)	(4.7)	—	—	—	(4.7)
Income Before Provision for Income Taxes	97.8	9.0	7.2	2.5	116.5
Provision for Income Taxes	(19.3)	(1.4)	(2.0)	(0.6)	(23.3)
Net Income	78.5	7.6	5.3	1.9	93.2
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$78.4	$7.6	$5.3	$1.9	$93.1

Diluted Shares Outstanding	91.7				91.7
Diluted Earnings per Common Share	$0.85	$0.08	$0.06	$0.02	$1.02
Effective Tax Rate	19.7%				20.0%
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended June 30, 2026
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Net Income	$89.1	$4.8	$2.9	$1.9	$98.6
Provision for Income Taxes	24.5	1.5	0.9	0.6	27.5
Other – net	(0.3)	—	—	—	(0.3)
Interest Expense	5.3	—	—	—	5.3
Interest Income	(4.5)	—	—	—	(4.5)
Depreciation & Amortization	31.4	—	—	(2.5)	28.9
Adjusted EBITDA	$145.5	$6.2	$3.7	$—	$155.5

Three Months Ended June 30, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Net Income	$78.5	$7.6	$5.3	$1.9	$93.2
Provision for Income Taxes	19.3	1.4	2.0	0.6	23.3
Other – net	(6.5)	—	—	—	(6.5)
Interest Expense	11.7	—	—	—	11.7
Interest Income	(0.6)	—	—	—	(0.6)
Depreciation & Amortization	27.3	—	—	(2.5)	24.8
Adjusted EBITDA	$129.7	$9.0	$7.2	$—	$145.9
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)(4)
(In millions)

Three Months Ended June 30, 2026
	Operating Income (GAAP)	Non-GAAP Adjustments(3,4)	Acquisition-related Amortization	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$105.7	$—	$1.1	$19.7	$126.5
Commercial Operations	$24.3	$3.0	$1.5	$7.4	$36.1
Unallocated Corporate	$(15.9)	$6.9	$—	$1.8	$(7.1)

Three Months Ended June 30, 2025
	Operating Income (GAAP)	Non-GAAP Adjustments(3,4)	Acquisition-related Amortization	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$109.4	$4.4	$1.8	$17.4	$133.0
Commercial Operations	$6.9	$3.1	$—	$6.2	$16.2
Unallocated Corporate	$(13.9)	$8.8	$—	$1.8	$(3.3)
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended June 30, 2026

Net Cash Provided By Operating Activities	$156.4
Purchases of Property, Plant and Equipment	(41.4)
Free Cash Flow	$115.0

Three Months Ended June 30, 2025

Net Cash Provided By Operating Activities	$159.0
Purchases of Property, Plant and Equipment	(32.7)
Free Cash Flow	$126.3

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.
(4)	Excludes acquisition-related amortization

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$901,625	$764,039	$1,761,842	$1,446,297
Costs and Expenses:
Cost of operations	699,320	572,642	1,362,169	1,089,707
Research and development costs	4,167	4,565	8,266	6,578
(Gain) loss on asset disposals and impairments, net	(2)	13	123	(4,418)
Selling, general and administrative expenses	108,432	102,940	216,448	190,509
Total Costs and Expenses	811,917	680,160	1,587,006	1,282,376
Equity in Income of Investees	24,428	18,545	45,993	35,133
Operating Income	114,136	102,424	220,829	199,054
Other Income (Expense):
Interest income	4,474	551	9,388	1,273
Interest expense	(5,283)	(11,741)	(10,016)	(19,735)
Other – net	267	6,525	710	8,984
Total Other Income (Expense)	(542)	(4,665)	82	(9,478)
Income before Provision for Income Taxes	113,594	97,759	220,911	189,576
Provision for Income Taxes	24,496	19,297	40,622	35,588
Net Income	$89,098	$78,462	$180,289	$153,988
Net Income Attributable to Noncontrolling Interest	(84)	(74)	(205)	(138)
Net Income Attributable to BWX Technologies, Inc.	$89,014	$78,388	$180,084	$153,850
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.97	$0.86	$1.96	$1.68
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.97	$0.85	$1.96	$1.68
Shares used in the computation of earnings per share:
Basic	91,720,867	91,542,967	91,692,421	91,568,526
Diluted	92,007,253	91,702,703	91,957,928	91,788,204
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2026	2025
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$180,289	$153,988
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	60,375	51,171
Income of investees, net of dividends	(15,925)	(2,700)
(Gain) loss on asset disposals and impairments - net	123	(4,418)
Recognition of losses for pension and postretirement plans	1,958	1,627
Stock-based compensation expense	20,117	13,735
Other, net	4,451	(9,366)
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	6,691	(465)
Accounts payable	71,430	6,875
Retainages	(15,992)	(7,045)
Contracts in progress and advance billings on contracts	(35,408)	7,754
Income taxes	670	22,558
Accrued and other current liabilities	(4,228)	19,382
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(36,448)	(33,656)
Other, net	10,900	(9,747)
NET CASH PROVIDED BY OPERATING ACTIVITIES	249,003	209,693
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(83,937)	(66,098)
Acquisition of businesses, net of cash acquired	—	(538,184)
Sales and maturities of securities	—	3,397
Investments, net of return of capital, in equity method investees	(180)	(33,000)
Other, net	(322)	4,405
NET CASH USED IN INVESTING ACTIVITIES	(84,439)	(629,480)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	—	758,400
Repayments of long-term debt	—	(284,650)
Repurchases of common stock	—	(30,000)
Dividends paid to common shareholders	(50,444)	(46,798)
Cash paid for shares withheld to satisfy employee taxes	(19,532)	(12,883)
Settlements of forward contracts, net	10,263	1,657
Other, net	2,715	100
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(56,998)	385,826
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	1,503	(2,475)
TOTAL INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	109,069	(36,436)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	507,204	80,571
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$616,273	$44,135
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$17,505	$30,036
Income taxes (net of refunds)	$38,329	$11,890
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$20,832	$15,575
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	June 30, 2026	December 31, 2025
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$608,203	$499,779
Restricted cash and cash equivalents	3,120	3,085
Accounts receivable – trade, net	198,251	220,391
Accounts receivable – other	88,979	67,858
Retainages	62,303	46,311
Contracts in progress	652,011	610,315
Inventories	46,293	46,537
Other current assets	50,877	66,078
Total Current Assets	1,710,037	1,560,354
Property, Plant and Equipment, Net	1,603,188	1,585,136
Investments	8,828	8,243
Goodwill	494,922	500,860
Deferred Income Taxes	5,882	12,275
Investments in Unconsolidated Affiliates	164,708	150,143
Intangible Assets	311,773	329,859
Other Assets	123,792	124,625
TOTAL ASSETS	$4,423,130	$4,271,495

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	June 30, 2026	December 31, 2025
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Accounts payable	212,881	141,289
Accrued employee benefits	86,290	117,641
Accrued liabilities – other	100,844	107,802
Advance billings on contracts	313,256	305,285
Total Current Liabilities	713,271	672,017
Long-Term Debt	2,019,897	2,015,983
Accumulated Postretirement Benefit Obligation	77,902	78,460
Environmental Liabilities	103,880	100,278
Pension Liability	69,344	78,167
Other Liabilities	104,687	93,578
Total Liabilities	3,088,981	3,038,483
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 129,006,562 and 128,720,819 shares at June 30, 2026 and December 31, 2025, respectively	1,289	1,288
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	183,530	159,884
Retained earnings	2,653,709	2,523,631
Treasury stock at cost, 37,384,981 and 37,289,582 shares at June 30, 2026 and December 31, 2025, respectively	(1,452,744)	(1,432,943)
Accumulated other comprehensive loss	(51,334)	(19,373)
Stockholders' Equity – BWX Technologies, Inc.	1,334,450	1,232,487
Noncontrolling interest	(301)	525
Total Stockholders' Equity	1,334,149	1,233,012
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,423,130	$4,271,495
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$601,291	$588,959	$1,179,191	$1,144,246
Commercial Operations	302,512	176,139	586,158	304,449
Eliminations	(2,178)	(1,059)	(3,507)	(2,398)
TOTAL	$901,625	$764,039	$1,761,842	$1,446,297

SEGMENT INCOME:
Government Operations	$105,678	$109,417	$204,819	$207,163
Commercial Operations	24,332	6,877	48,361	13,342
SUBTOTAL	$130,010	$116,294	$253,180	$220,505
Unallocated Corporate	(15,874)	(13,870)	(32,351)	(21,451)
TOTAL	$114,136	$102,424	$220,829	$199,054

DEPRECIATION AND AMORTIZATION:
Government Operations	$20,758	$19,222	$39,290	$37,318
Commercial Operations	8,819	6,243	17,567	10,262
Corporate	1,785	1,794	3,518	3,591
TOTAL	$31,362	$27,259	$60,375	$51,171

CAPITAL EXPENDITURES:
Government Operations	$15,546	$15,770	$42,644	$34,270
Commercial Operations	24,011	16,701	38,296	29,910
Corporate	1,874	258	2,997	1,918
TOTAL	$41,431	$32,729	$83,937	$66,098

BACKLOG:
Government Operations	$6,797,627	$4,435,593	$6,797,627	$4,435,593
Commercial Operations	1,600,454	1,579,598	1,600,454	1,579,598
TOTAL	$8,398,081	$6,015,191	$8,398,081	$6,015,191

BOOKINGS:
Government Operations	$467,619	$1,412,286	$2,435,263	$1,638,683
Commercial Operations	181,251	228,195	463,967	721,615
TOTAL	$648,870	$1,640,481	$2,899,230	$2,360,298
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.